Exhibit 99.1

FireEye Reports Financial Results for Third Quarter 2020

•All-time record revenue of $238 million, an increase of 6 percent from the third quarter of 2019
•All-time record non-GAAP operating income, net income, and earnings per share1
•All-time record ending annualized recurring revenue of $612 million, an increase of 6 percent compared to the end of the third quarter of 20192
•All-time record ending annualized recurring revenue of $314 million for Platform, cloud subscription and managed services, an increase of 18 percent compared to the end of the third quarter of 20192
•Increased guidance ranges for 2020 revenue, non-GAAP operating margin, and earnings per share1

MILPITAS, Calif. – October 27, 2020 – FireEye, Inc. (NASDAQ: FEYE), the intelligence-led security company, today announced financial results for the third quarter ended September 30, 2020.
“Our third quarter results reflect the progress we have made transforming our business,” said Kevin Mandia, FireEye chief executive officer. "We delivered record revenue, and record non-GAAP operating income, operating margin, and earnings per share as our revenue mix continued to shift to higher growth Mandiant Solutions compared to the third quarter of 2019."
“We remain focused on innovation that builds upon our competitive advantages in threat intelligence and cyber security expertise. We released our cloud-native Mandiant Advantage platform in October, making our intelligence and expertise easily accessible and actionable to any security organization, regardless of the security controls they deploy. We also announced a collaboration with Microsoft to provide cybersecurity services based on Microsoft security products. Both announcements reflect the technology-agnostic approach of Mandiant Solutions and allow us to expand our addressable market beyond the installed base of current FireEye customers,” added Mandia.
Third Quarter 2020 Financial Results

	Q3 2020	Q3 2019	Y/Y change
Revenue	$238 million	$226 million	+6%
Annualized recurring revenue[2]	$612 million	$580 million	+6%
GAAP gross margin	65%	65%	-
Non-GAAP gross margin[1]	71%	73%	-2 pts
GAAP operating margin	(11)%	(24)%	+13 pts
Non-GAAP operating margin[1]	12%	2%	+10 pts
GAAP net income (loss) per share, basic and diluted	$(0.17)	$(0.31)	+$0.14
Non-GAAP net income (loss) per share, diluted[1]	$0.11	$0.02	+$0.09
Cash flow provided (used) by operating activities	$33 million	$18 million	$15 million
Capital expenditures	$5 million	$10 million	$(5) million
1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
2 Annualized recurring revenue is defined as the annualized run-rate of active term licenses, subscriptions, and support contracts at the end of a reporting period.

Fourth Quarter and Updated 2020 Outlook
FireEye provides guidance based on current market conditions and expectations. The company emphasizes that the guidance is subject to various important cautionary factors referenced in the section entitled "Forward-Looking Statements" below, including risks and uncertainties associated with the COVID-19 pandemic.

	Q4 2020 Outlook	Updated 2020 Outlook
Revenue	$237 - $241 million	$930 - $934 million
Non-GAAP gross margin	70% - 71%	70.5% - 71.5%
Non-GAAP operating margin	10% - 11%	7.5% - 8.0%
Net interest income (expense)	$0 - $(1) million	$(2) - $(3) million
Provision for non-GAAP income taxes	$1 - $2 million	$4 - $5 million
Weighted average shares outstanding, diluted	230 million	227 million
Non-GAAP net income per share, diluted	$0.09 - $0.11	$0.28 - $0.30
Capital expenditures	~ $6 million	$27 - $29 million

Guidance for non-GAAP financial measures excludes stock-based compensation, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, restructuring charges, non-cash interest expense related to the company’s convertible senior notes, and other non-recurring items. A reconciliation of non-GAAP guidance measures to the most directly comparable GAAP financial measures is not available on a forward-looking basis due to the uncertainty regarding, and the potential variability of, the amounts of stock-based compensation expense, amortization of intangible assets, and non-recurring expenses that may be incurred in the future. Stock-based compensation expense is impacted by the company’s future hiring and retention needs, as well as the future fair market value of the company’s common stock, all of which are difficult to predict and subject to constant change. The actual amount of stock-based compensation expense in the fourth quarter of 2020 and full year 2020 will have a significant impact on the company’s GAAP operating margin and net loss per share. Further, amortization of intangible assets, as well as other non-recurring expenses, if any, will also impact results. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the most directly comparable GAAP financial measures for future periods is not available without unreasonable effort.
Conference Call Information
FireEye will host a conference call today, October 27, 2020, at 5 p.m. Eastern time (2 p.m. Pacific time) to discuss its third quarter financial results and the company’s outlook for the fourth quarter and full year 2020. Interested parties may access the conference call by dialing 877-312-5521 (domestic) or 678-894-3048 (international). A live audio webcast of the call can be accessed from the Investor Relations section of the company's website at https://investors.fireeye.com. An archived version of the webcast will be available at the same website shortly after the conclusion of the live event.
Forward-Looking Statements
This press release contains forward-looking statements, including statements related to future financial results for the fourth quarter and full year 2020, including revenue, non-GAAP gross margin, non-GAAP operating margin, net interest income and expense, provision for non-GAAP income taxes, weighted average shares outstanding, non-GAAP net income per share, and capital expenditures in the section entitled “Fourth Quarter and Updated 2020 Outlook” above, as well as statements regarding plans and opportunities.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause FireEye’s results to differ materially from those expressed or implied by such forward-looking statements include customer demand and adoption of FireEye’s products, solutions and services; real or perceived defects, errors or vulnerabilities in FireEye's products, solutions or services; any delay in the release of FireEye's new products, solutions or services; FireEye's ability to realize the expected benefits resulting from its first half 2020 restructuring plans; the potential disruption or perception of disruption to FireEye's business due to the restructuring plans; the impact of the COVID-19 pandemic on FireEye's business, results of operations, liquidity and capital resources; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products, solutions and services to meet those needs; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the failure to achieve expected synergies and efficiencies of operations between FireEye and its acquired companies; the ability of FireEye and its acquired companies to successfully integrate their respective market opportunities, technologies, products, personnel and operations; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and

Analysis of Financial Condition and Results of Operations” in FireEye’s Form 10-Q filed with the Securities and Exchange Commission on July 31, 2020, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov.
All forward-looking statements in this press release are based on information available to the company as of the date hereof, and FireEye does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Any future product, service, feature, or related specification that may be referenced in this release is for informational purposes only and is not a commitment to deliver any offering, technology or enhancement. FireEye reserves the right to modify future product or service plans at any time.
Non-GAAP Financial Measures
In this release FireEye has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. The company uses these non-GAAP financial measures internally in analyzing its financial results and believes the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends, and in comparing the company's financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP financial measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per basic and diluted share. FireEye defines non-GAAP gross margin as total gross profit excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, and, as applicable, other special or non-recurring items, divided by total revenue.
FireEye defines non-GAAP operating income (loss) as operating income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, and other special or non-recurring items. FireEye defines non-GAAP operating margin as non-GAAP operating income (loss) divided by total revenue.
FireEye defines non-GAAP net income (loss) as net income (loss) excluding stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition-related expenses, restructuring charges, other special or non-recurring items, non-cash interest expense related to the company’s convertible senior notes, and discrete tax provision (benefits). FireEye defines non-GAAP net income per diluted share as non-GAAP net income divided by weighted average diluted shares outstanding. Weighted average diluted shares used to calculate non-GAAP net income per diluted share excludes shares issuable upon conversion of the company's convertible senior notes that are anti-dilutive. FireEye defines non-GAAP net loss per share as non-GAAP net loss divided by weighted average basic shares outstanding, which excludes stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that are anti-dilutive.
Non-GAAP net income and net income per diluted share in the third quarter of 2020 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, restructuring charges, and non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018. Weighted average diluted shares outstanding used to calculate non-GAAP net income per diluted share excluded shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.
Non-GAAP net loss and net loss per share in the third quarter of 2019 excluded stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, restructuring charges, non-cash interest expense related to convertible senior notes issued in June 2015 and the second quarter of 2018, and benefit from income taxes. Weighted average basic shares outstanding used to calculate non-GAAP net loss per share excluded stock options, restricted stock units, performance stock units, and shares issuable upon conversion of the company's convertible senior notes that were anti-dilutive.

FireEye considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense, amortization of stock-based compensation expense capitalized in software development costs, amortization of intangible assets, acquisition related expenses, non-cash interest expense related to the company’s convertible senior notes, restructuring charges, and other non-recurring and discrete items so that management and investors can compare the company's core business operating results over multiple periods.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. First, these non-GAAP financial measures exclude stock-based compensation expense. Stock-based compensation is an important part of FireEye employees' overall compensation and has been, and will continue to be for the foreseeable future, a significant recurring expense in the company's business. Second, the components of the costs that FireEye excludes in its calculation of these non-GAAP financial measures, including not only stock-based compensation, but also amortization of stock-based compensation expense capitalized in software development costs, non-recurring or non-operating items such as acquisition related expenses, amortization of intangible assets, non-cash interest expense related to the company’s convertible senior notes, restructuring charges, and discrete tax provision (benefits), may differ from the components excluded by peer companies when they report their non-GAAP results of operations. FireEye compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures and evaluating non-GAAP financial measures together with their nearest GAAP equivalents.
About FireEye, Inc.
FireEye is the intelligence-led security company. Working as a seamless, scalable extension of customer security operations, FireEye offers a single platform that blends innovative security technologies, nation-state grade threat intelligence, and world-renowned Mandiant® consulting. With this approach, FireEye eliminates the complexity and burden of cyber security for organizations struggling to prepare for, prevent, and respond to cyber attacks. FireEye has over 9,600 customers across 103 countries, including more than 50 percent of the Forbes Global 2000.
© 2020 FireEye, Inc. All rights reserved. FireEye and Mandiant are registered trademarks or trademarks of FireEye, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.
Media inquiries:
Media.Relations@fireeye.com
Investor inquiries:
Investor.Relations@fireeye.com
Source: FireEye

FireEye, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$314,250	$334,603
Short-term investments	627,892	704,955
Accounts receivable, net	133,897	171,459
Inventories	5,371	5,892
Prepaid expenses and other current assets	97,207	96,827
Total current assets	1,178,617	1,313,736
Property and equipment, net	83,997	93,812
Operating lease right-of-use assets, net	51,604	58,758
Goodwill	1,213,454	1,205,292
Intangible assets, net	105,856	134,420
Deposits and other long-term assets	70,994	84,468
TOTAL ASSETS	$2,704,522	$2,890,486

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,095	$26,271
Operating lease liabilities, current	18,109	18,437
Accrued and other current liabilities	21,333	24,496
Accrued compensation	86,276	59,513
Convertible senior notes, current, net	—	117,288
Deferred revenue, current	567,201	603,944
Total current liabilities	699,014	849,949
Convertible senior notes, non-current, net	949,648	893,273
Deferred revenue, non-current	326,414	370,623
Operating lease liabilities, non-current	61,882	70,481
Other long-term liabilities	4,404	4,494
Total liabilities	2,041,362	2,188,820
Stockholders' equity:
Common stock	23	22
Additional paid-in capital	3,513,618	3,457,359
Treasury stock	(80,000)	(150,000)
Accumulated other comprehensive income	5,114	1,180
Accumulated deficit	(2,775,595)	(2,606,895)
Total stockholders’ equity	663,160	701,666
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,704,522	$2,890,486

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Product, subscription and support	$183,836	$179,823	$535,224	$523,828
Professional services	54,624	46,091	157,858	130,238
Total revenue	238,460	225,914	693,082	654,066
Cost of revenue: (1)(2)(3)
Product, subscription and support	54,933	54,272	162,095	155,938
Professional services	29,473	24,948	84,889	72,243
Total cost of revenue	84,406	79,220	246,984	228,181
Total gross profit	154,054	146,694	446,098	425,885
Operating expenses:
Research and development (1)(2)(3)	61,662	68,857	189,762	203,790
Sales and marketing (1)(2)	93,961	98,355	284,202	303,745
General and administrative (1)	23,096	27,717	75,806	83,019
Restructuring charges (5)	1,488	6,481	25,020	10,280
Total operating expenses	180,207	201,410	574,790	600,834
Operating loss	(26,153)	(54,716)	(128,692)	(174,949)
Other expense, net (6)	(12,032)	(10,239)	(37,056)	(29,982)
Loss before income taxes	(38,185)	(64,955)	(165,748)	(204,931)
Provision for income taxes (7)	933	540	2,952	3,262
Net loss	$(39,118)	$(65,495)	$(168,700)	$(208,193)
Net loss per share, basic and diluted	$(0.17)	$(0.31)	$(0.76)	$(1.02)
Weighted average shares used in per share calculations, basic and diluted	224,807	212,207	221,329	204,855

FireEye, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(168,700)	$(208,193)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	71,238	76,238
Stock-based compensation	113,593	117,162
Non-cash interest expense related to convertible senior notes	35,480	35,768
Deferred income taxes	91	(661)
Other	6,836	463
Changes in operating assets and liabilities, net of assets acquired and liabilities assumed in business acquisitions:
Accounts receivable	36,148	5,929
Inventories	1,576	29
Prepaid expenses and other assets	13,476	4,824
Accounts payable	(17,292)	2,127
Accrued liabilities	(4,902)	1,206
Accrued compensation	26,763	2,448
Deferred revenue	(80,952)	(2,172)
Other long-term liabilities	(9,854)	(7,146)
Net cash provided by operating activities	23,501	28,022
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment and demonstration units	(22,198)	(38,615)
Purchases of short-term investments	(305,180)	(493,038)
Proceeds from maturities of short-term investments	355,820	502,100
Proceeds from sales of short-term investments	28,208	—
Business acquisitions, net of cash acquired	(12,948)	(127,249)
Purchase of investment in privately held company	(1,000)	—
Lease deposits	68	637
Net cash provided by (used in) investing activities	42,770	(156,165)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of convertible senior notes	(96,392)	—
Payment related to shares withheld for taxes	(8,802)	—
Proceeds from employee stock purchase plan	12,300	12,315
Proceeds from exercise of equity awards	6,270	3,159
Net cash provided by (used in) financing activities	(86,624)	15,474
Net change in cash and cash equivalents	(20,353)	(112,669)
Cash and cash equivalents, beginning of period	334,603	409,829
Cash and cash equivalents, end of period	$314,250	$297,160

FireEye, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
GAAP operating loss	$(26,153)	$(54,716)	$(128,693)	$(174,949)
Stock-based compensation expense (1)	40,369	36,688	113,593	117,162
Amortization of stock-based compensation capitalized in software development costs (3)	1,034	916	3,063	2,556
Amortization of intangible assets (2)	11,008	14,334	34,213	39,412
Acquisition related expenses (4)	—	—	—	597
Restructuring charges (5)	1,488	6,481	25,020	10,280
Non-GAAP operating income (loss)	$27,746	$3,703	$47,196	$(4,942)
GAAP gross margin	65%	65%	64%	65%
Stock-based compensation expense (1)	3%	3%	4%	4%
Amortization of intangible assets (2)	3%	5%	3%	4%
Non-GAAP gross margin	71%	73%	71%	73%
GAAP operating margin	(11)%	(24)%	(19)%	(27)%
Stock-based compensation expense (1)	17%	16%	17%	18%
Amortization of stock-based compensation capitalized in software development costs (3)	—%	1%	—%	—%
Amortization of intangible assets (2)	5%	6%	5%	6%
Restructuring charges (5)	1%	3%	4%	2%
Non-GAAP operating margin	12%	2%	7%	(1)%
GAAP net loss	$(39,118)	$(65,495)	$(168,700)	$(208,193)
Stock-based compensation expense (1)	40,369	36,688	113,593	117,162
Amortization of stock-based compensation capitalized in software development costs (3)	1,034	916	3,063	2,556
Amortization of intangible assets (2)	11,008	14,334	34,213	39,412
Acquisition related expenses (4)	—	—	—	597
Restructuring charges (5)	1,488	6,481	25,020	10,280
Non-cash interest expense related to convertible senior notes (6)	11,113	12,068	35,480	35,768
Adjustment to provision (benefit) from income taxes (7)	—	(681)	(315)	(904)
Non-GAAP net income (loss)	$25,894	$4,311	$42,354	$(3,322)
GAAP net loss per common share, basic and diluted	$(0.17)	$(0.31)	$(0.76)	$(1.02)
Stock-based compensation expense (1)	0.18	0.17	0.51	0.57
Amortization of stock-based compensation capitalized in software development costs (3)	—	—	0.01	0.01
Amortization of intangible assets (2)	0.05	0.07	0.15	0.19
Acquisition related expenses (4)	—	—	—	—
Restructuring charges (5)	0.01	0.03	0.11	0.05
Non-cash interest expense related to convertible senior notes (6)	0.05	0.06	0.16	0.18
Adjustment to provision (benefit) from income taxes (7)	—	—	—	—
Non-GAAP net income (loss) per common share, basic	$0.12	$0.02	$0.18	$(0.02)
Non-GAAP net income (loss) per common share, diluted	$0.11	$0.02	$0.19	$(0.02)
Weighted average shares used in per share calculation for GAAP, basic and diluted	224,807	212,207	221,329	204,855
Weighted average shares used in per share calculation for Non-GAAP, basic	224,807	212,207	221,329	204,855
Weighted average shares used in per share calculation for Non-GAAP, diluted	227,496	217,037	224,286	204,855

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

(1) Includes stock-based compensation expense as follows:
Cost of product, subscription and support revenue	$4,245	$3,590	$12,037	$11,501
Cost of professional services revenue	5,015	3,289	13,366	10,639
Research and development expense	11,830	10,718	33,236	35,031
Sales and marketing expense	13,306	12,252	36,202	38,019
General and administrative expense	5,952	6,839	18,438	21,972
Restructuring charges	21	—	314	—
Total stock-based compensation expense	$40,369	$36,688	$113,593	$117,162

(2) Includes amortization of intangible assets as follows:
Cost of product, subscription and support revenue	$6,772	$10,135	$21,511	$27,311
Research and development expense	109	109	327	336
Sales and marketing expense	4,127	4,090	12,375	11,765
Total amortization of intangible assets	$11,008	$14,334	$34,213	$39,412

(3) Includes amortization of stock-based compensation capitalized in software development costs as follows:
Cost of product, subscription and support revenue	$44	$193	$152	$592
Cost of professional services revenue	22	97	76	296
Research and development expense	968	626	2,835	1,668
Total amortization of stock-based compensation capitalized in software development costs	$1,034	$916	$3,063	$2,556

(4) Includes acquisition related expenses as follows:
General and administrative expense	$—	$—	$—	$597

(5) Includes restructuring charges as follows:
Restructuring charges	$1,488	$6,481	$25,020	$10,280

(6) Includes non-cash interest expense related to convertible senior notes as follows:
Other income, net	$11,113	$12,068	$35,480	$35,768

(7) Includes income tax effect of non-GAAP adjustments as follows:
Benefit from income taxes	$—	$(681)	$(315)	$(904)

FireEye, Inc.
REVENUE BREAKOUT
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Product and related subscription and support revenue	$108,731	$117,835	$318,223	$353,773
Platform, cloud subscription and managed services revenue	75,105	61,988	217,001	170,055
Product, subscription and support revenue	183,836	179,823	535,224	523,828
Professional services revenue	54,624	46,091	157,858	130,238
Total revenue	$238,460	$225,914	$693,082	$654,066

ANNUALIZED RECURRING REVENUE BREAKOUT
(Unaudited, in thousands)

	As of September 30,
	2020	2019
Product and related subscription and support	$298,040	$313,035
Platform, cloud subscription and managed services	313,869	266,762
Total annualized recurring revenue	$611,909	$579,797